                                                                                                                                        Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ Robert J. Allison, Jr.
Robert J. Allison, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ Robert A. Day
Robert A. Day

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ Gerald J. Ford
Gerald J. Ford

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ H. Devon Graham, Jr
H. Devon Graham, Jr

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ J. Bennett Johnston
J. Bennett Johnston

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ Bobby Lee Lackey
Bobby Lee Lackey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding    5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 8, 2004.

/s/ James R. Moffett
James R. Moffett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ B. M. Rankin, Jr.
B. M. Rankin, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ J. Taylor Wharton
J. Taylor Wharton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ Kathleen L. Quirk
Kathleen L. Quirk

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 5½% Convertible Perpetual Preferred Stock and the common stock issuable upon conversion of the 5½% Convertible Perpetual Preferred Stock, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of April 13, 2004.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.